                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         We hereby consent to all references to our Firm included or incorporated by reference in the Registration Statement on Form S-4 (the "Registration Statement") of Stone Energy Corporation (the "Company") relating to the Company's exchange offer for its 8 1/4% Senior Subordinated Notes due 2011.


                                       ATWATER CONSULTANTS, LTD.

                                       By: /s/ MIKE BEIFUS
                                          ----------------------
                                          Mike Beifus
                                          Reservoir Engineer

New Orleans, Louisiana
January 25, 2002